TAXES ON INCOME (Tables)	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets
Significant components of the Company's deferred tax assets are as follows:

	December 31,
	2016	2015

Net operating losses carryforward	$16,920	$16,439
Capital loss carryforward	862	862
Allowances and reserve	325	364

Total deferred tax assets before valuation allowance	18,107	17,665
Valuation allowance	(18,107)	(17,665)

Net deferred tax assets	$-	$-